Exhibit  10.1

Stock  Option  Plan


                            HYPERDYNAMICS CORPORATION
                                STOCK OPTION PLAN

     1.     Purpose.  The  purpose  of the Stock Option Plan (this "Plan") is to
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provide  a  means  whereby  selected  employees,  directors,  officers,  agents, consultants and advisors of HyperDynamics Corporation (the "Company"), or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock of the Company, provided that bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. Further this Plan is to provide a means to attract and retain the services or advice of such employees, directors, officers, agents, consultants, advisors and independent contractors and to provide added incentive to such persons by encouraging stock ownership in the Company.

     2.     Definitions.   The  following  definitions shall apply to this Plan:
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     (a)  "Board"  means  the  board  of  directors  of  the  Company.

     (b)  "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

     (c) "Committee" means the Compensation Committee consisting of three or more persons appointed by the Board. If no Committee is appointed, the term "Committee" means the Board, except in those instances where the text clearly indicated otherwise.

     (d) "Common Stock" means the Common Stock, par value $0.001 per share of the Company or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 12 herein.

     (e)  "Company"  means  HyperDynamics  Corporation,  a Delaware Corporation.

     (f) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between the Company, its parent, its subsidiaries or its successors.

     (g) "Date of Grant" means the date on which the Committee grants an Option.

     (h) "Director" means any member of the Board of Directors of the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

     (i)  "Exchange  Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Employee" means any person employed on an hourly or salaried basis by the Company or any parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company or any Consultant or Advisor who contributes materially to the success and profitability of the Company, provided that the services rendered by the Consultant or Advisor must not be in connection with the offer or sale of securities in a capital-raising transaction.

     (k) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade
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          on  such  date  or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

     (l) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a parent or subsidiary of the Company or a predecessor corporation of any such corporation.

     (m) "Nonstatutory Option" shall have the meaning as used in Section 8 herein.

     (n)  "Option"  means  a  stock  option  granted  pursuant  to  the  Plan.


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     (o)  "Option  Period"  means  the period beginning on the Date of Grant and ending on the day prior to the fifth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

     (p)  "Optionee"  means  an  Employee  or  Director  who receives an Option.

     (q) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

     (r)  "Plan"  means  this  Stock  Option  Plan.

     (s) "Share" means the Common Stock, as adjusted in accordance with Paragraph 12 of the Plan.

     (t) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

     3.     Administration.  This Plan will be administered by the Committee.  A
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majority  of  the  full  Committee  constitutes  a  quorum  for  purposes  of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous, written consent of the Committee.

     If no Committee has been appointed, members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

     The Committee has the exclusive power to select the participants in this Plan, to establish the terms of the Options granted to each participant, and to make all other determinations necessary or advisable under the Plan. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding of all persons. A member of the Committee will not be liable for performing any act or making any determination in good faith.

     4.     Shares Subject to Option.  Subject to the provisions of Paragraph 12
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of  the  Plan,  the  maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 1,620,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.


     5.     Participants.
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     (a)  Eligible  Employees and Directors. Every Employee and Director, as the
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          Committee  in  its  sole  discretion  designates,  is  eligible  to participate in this Plan. The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Option, including, without limitation; (i) the financial condition of the Company or its Subsidiaries; (ii) expected profits for the current or future years;
          (iii) the contributions of a prospective participants to the profitability and success of the Company or its Subsidiaries; and (iv) the adequacy of the prospective participant's other compensation.
          Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     (b)  No  Right  of  Employment. An Optionee's right, if any, to continue to
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          serve  the  Company  and  its  Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any participant.

     (c)  Eligible  Consultants.  From  time  to  time  the Committee may select
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          certain  consultants  as  eligible  for  the  Plan.


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     6.     Option  Requirements.  Each  Option  granted  under  this Plan shall
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satisfy  the  following requirements.

     (a)  Written  Option.  An Option shall be evidenced by a written instrument
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          specifying  (i)  the  number  of  Shares  that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is to be an Incentive Stock Option or a Nonstatutory Option, and (iii) such terms and conditions consistent with the Plan as the Committee shall determine.

     (b)  Duration  of  Option.  Each  Option  may  be exercised only during the
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          Option  Period  designated for the Option by the Committee. At the end of  the  Option  Period  the  Option  shall  expire.

     (c)  Option  Exercisability.  Unless otherwise provided by the Committee on
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          the grant of an Option, each Option shall be exercisable only as to no more than one-fourth of the total number of shares covered by the Option during each twelve-month period commencing immediately after the date the Option is granted. Notwithstanding the foregoing, an Option is exercisable only if the issuance of Shares pursuant to the exercise would be in compliance with applicable securities laws, as contemplated by Section 10 of this Plan. To the extent an Option is either unexercisable or unexercised, the unexercised portion shall accumulate until the Option both becomes exercisable and is exercised but in no case beyond the date that is five years from the date the Option is granted.

     (d)  Acceleration  of  Vesting.  Subject to the provisions of Section 7(b),
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          the  Committee  may,  in  its  discretion, provide for the exercise of
          Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     (e)  Option  Price.  Except  as  provided in Section 7(a) and 8, the Option
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          price  of each Share subject to the Option shall equal the Fair Market
          Value of the Share on the Option's Date of Grant, amd except further that for Options granted to consultants, advisors and independent contractors, the exercise price of each option may be less than Fair Market Value as determined by the Committee.

     (f)  Termination of Services. If the Optionee ceases Continuous Service for
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          any reason other than death, disability, or retirement on or after age
          65 of the Optionee, all Options held by the Optionee shall lapse immediately following the last day that the Optionee is employed by the Company, on the effective date of the termination of his services to the Company. On the grant of an Option, the Committee may, in its discretion, extend the time during which the Option may be exercised after termination of services. Any such Option shall lapse at the end of the period established by the Committee for exercise after termination of services. The Option may be exercised on such termination date, subject to any adjustment under Section 6(d) and 12.

     (g)  Death.  In  the  case  of  death  of  the  Optionee, the beneficiaries
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          designated  by  the  Optionee  shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 6(d) and 12.

     (h)  Retirement.  If the Optionee retires on or after attaining age 65, the
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          Option  shall  lapse at the earlier of the end of the Option Period or three months after the date of retirement; provided, however, the Option can be exercised only for the number of Shares for which it could have been exercised on the retirement date, subject to any adjustment under Sections 6(b) and 12.

     (i)  Disability.  In  the event of termination of Continuous Service due to
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          total  and  permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 6(d) and 12.

     7.     Incentive  Stock  Options.  Any  Options  intended  to qualify as an
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Incentive  Stock  Option shall satisfy the following requirements in addition to the  other  requirements  of  the  Plan:


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     (a)  Ten  Percent  Shareholders.  An  Option  intended  to  qualify  as  an
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          Incentive  Stock  Option  granted to an individual who, on the Date of
          Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of
          Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     (b)  Maximum  Option Grants. The aggregate Fair Market Value, determined on
          -----------------------
          the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

     (c)  Exercise  of  Incentive  Stock  Options.  No disposition of the shares
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          underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such Incentive Stock Option.

     8.     Nonstatutory  Options.  Any  Option  not  intended  to qualify as an
            ----------------------
Incentive Stock Option shall be a nonstatutory Option. Nonstatutory Options shall satisfy each of the requirements of Section 6 of the Plan.

     9.     Method  of  Exercise.  An  Option  granted  under this Plan shall be
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deemed  exercised  when  the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to paragraph 11 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

     An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

     10.     Taxes,  Compliance  with  Law;  Approval of Regulatory Bodies.  The
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Company,  if  necessary  or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either
(i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 10 of the Plan. Each Option may not be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

     Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

     11.     Assignability.  An  Option  granted  under  this  Plan  is  not
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transferable except by will or the laws of descent.


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     12.     Adjustment  Upon  Change  of  Shares.  If a reorganization, merger,
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consolidation,  reclassification,  recapitalization,  combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

     13.     Liability  of  the  Company.  The  Company,  its  parent  and  any
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Subsidiary  that  is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

     14.     Expenses  of  Plan.  The  Company  shall  bear  the  expenses  of
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administering the Plan.

     15.     Duration  of  Plan.  Options  may  be  granted under this Plan only
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within 10 years from the effective date of this Plan.

     16.     Amendment  of  Plan.  This  Plan  may  be amended by  the Committee
             --------------------
in accordance with the provisions of Paragraph 3.

     17.     Applicable  Law.  The  validity, interpretation, and enforcement of
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this  Plan are governed in all respects by the laws of  Delaware  and the United
States of America.


     18.     Effective  Date.  The  effective  date of this Plan shall be May 7,
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1997.


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